PROPERTY PLANT AND EQUIPMENT NET (Tables)	12 Months Ended
Mar. 31, 2025
PROPERTY PLANT AND EQUIPMENT NET
Schedule of property, plant and equipment
	As of March 31,	As of March 31,
	2025	2024
Furniture, fixture and electronic equipment	$24,856	$-
Total property plant and equipment, at cost	24,856	-
Less: accumulated depreciation	-	-
Property, plant and equipment, net	$24,856	$-